ING  VARIABLE  ANNUITIES
THE GCG TRUST


                              PROSPECTUS SUPPLEMENT

                             DATED FEBRUARY 7, 2002

                          SUPPLEMENT TO THE PROSPECTUS
          DATED MAY 1, 2001, AS AMENDED MAY 15, 2001, AUGUST 13, 2001,
              OCTOBER 3, 2001, OCTOBER 19, 2001, DECEMBER 17, 2001
                             AND JANUARY 3, 2002 FOR
                                  THE GCG TRUST
                             -----------------------



The changes to the prospectus described in the supplement to the prospectus dated December 17, 2001 became effective on January 30, 2002 due to the termination of the prior portfolio management agreement. On that date, Morgan Stanley Investment Management Inc. d/b/a Van Kampen became the portfolio manager subject to approval by the shareholders at a special meeting scheduled for February 15, 2002.

Effective January 30, 2002, the name of the Rising Dividends Series changed to Van Kampen Growth and Income Series and the name of the Growth and Income Series changed to the Janus Growth and Income Series.






YOU SHOULD KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

















GCG TRust 121904                                                        02/08/02